UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203
Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 29, 2025, Harbor Diversified, Inc. (the “Company”), which is the indirect parent of Air Wisconsin Airlines LLC (“Air Wisconsin”), entered into a non-binding letter of intent (the “LOI”) with Premier Shuttle Holdings, LLC, an affiliate of the Slate Aviation companies (the “Buyer”). The LOI contemplates a proposed transaction (the “Proposed Transaction”) pursuant to which the Company would sell all of the equity of AWAC Aviation, Inc. (“AWAC”), which is a direct wholly owned subsidiary of the Company and the direct parent of Air Wisconsin, to the Buyer. The Proposed Transaction would have the effect of transferring to the Buyer certain operating assets including, among other things, Air Wisconsin’s Part 121 air carrier certificate issued by the Federal Aviation Administration, a number of complete aircraft and additional airframes, Air Wisconsin’s rotable parts inventory, and certain spare parts and related equipment.

The Proposed Transaction contemplates a purchase price consisting of an initial cash payment and Buyer notes, including a note to finance the acquisition of a portion of the aircraft and airframes, and a note to finance the acquisition of the rotable parts inventory. The definitive terms of the consideration to be paid, including the aggregate value of the consideration and the terms of the notes, are subject to additional negotiation.

The LOI is non-binding and subject to the negotiation and execution of definitive agreements, completion of due diligence, and satisfaction of customary closing conditions. There can be no assurance the Proposed Transaction will be consummated on the terms described herein or at all.

The Company is evaluating the Proposed Transaction as part of its ongoing assessment of strategic alternatives for Air Wisconsin and its related operations. The Company expects those assets not included in the Proposed Transaction will be distributed to the Company, or to another subsidiary of the Company, which will continue to pursue opportunities in the sales and leasing of aircraft, engines, and parts.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On August 29, 2025, Air Wisconsin informed all of its 253 employees that it is implementing a workforce reduction plan. These notices, which may be required by law in advance of potential furloughs in certain locations, were issued pursuant to the Worker Adjustment and Retraining Notification Act. As of the date hereof, the Company expects that workforce reduction actions may take effect on or after October 28, 2025, although it has not made a final determination as to the termination of any particular employee or group of employees at this time. Air Wisconsin is taking these actions to re-balance its workforce in light of evolving business needs and to provide the Buyer with flexibility to determine future staffing requirements in connection with the Proposed Transaction. Further, the Company may retain a number of Air Wisconsin employees to support the Company’s ongoing efforts to sell or lease aircraft, engines, and parts not transferred in connection with the Proposed Transaction, or to pursue other strategic opportunities.

At this time, the Company is unable to make a good faith determination of an estimate or range of estimates as required by paragraphs (b), (c), and (d) of Item 2.05 of Form 8-K with respect to such workforce reduction actions. The Company will file an amendment to this Current Report on Form 8-K (this “Current Report”) after it makes a determination of such estimate or range of estimates.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Liam Mackay resigned from his position as Air Wisconsin’s Chief Financial Officer, effective September 5, 2025.

On September 1, 2025, Air Wisconsin’s board of managers appointed Gregg Garvey, Air Wisconsin’s current Senior Vice President, Chief Accounting Officer, and Treasurer, to serve as Air Wisconsin’s Senior Vice President, Chief Financial Officer, and Treasurer, effective immediately. Mr. Garvey will succeed Mr. Mackay as the Company’s principal financial officer effective as of September 1, 2025, and will continue serving as the Company’s principal accounting officer.

As a result of the appointment, Mr. Garvey’s base salary increased to $255,000. No other changes were made to his compensation arrangement.

Mr. Garvey, age 60, has served as Air Wisconsin’s Senior Vice President, Chief Accounting Officer and Treasurer since October 2018, and has worked with Air Wisconsin in various roles since 1999. Mr. Garvey also serves as Vice President, Chief Financial Officer and Treasurer of AWAC. Prior to joining Air Wisconsin in 1999, Mr. Garvey served as a Tax Manager, Tax Supervisor, and Staff Accountant at Schenck & Associates (currently part of CliftonLarsonAllen LLP), a large regional public accounting firm in Appleton, Wisconsin. Mr. Garvey also held the positions of Financial Analyst and Forecasting Accountant and Senior Tax Accountant at Repap Wisconsin, Inc., a paper company formerly located in Kimberly, Wisconsin. Mr. Garvey holds a B.B.A. in Accounting from the University of Wisconsin-Whitewater, an M.S. in Taxation from the University of Wisconsin-Milwaukee, and an M.B.A. from the University of Wisconsin-Oshkosh. Mr. Garvey is also a Certified Public Accountant.

There are no arrangements or understandings between Mr. Garvey and any other person pursuant to which he was selected to serve as Chief Financial Officer. There are no family relationships between Mr. Garvey and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Except for his employment relationship with the Company and the compensation arrangements arising in connection therewith, there are no relationships involving Mr. Garvey that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include statements concerning the terms of the Proposed Transaction, the Company’s ability to successfully complete the Proposed Transaction, the scope and impact of potential workforce reductions, and the Company’s ongoing assessment of strategic alternatives and plans for Air Wisconsin’s assets and operations. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: September 3, 2025	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary